Exhibit 1.1

$350,000,000

Sabra Health Care REIT, Inc.

Sabra Health Care Limited Partnership and

Sabra Capital Corporation

5.5% Senior Notes due 2021

UNDERWRITING AGREEMENT

January 8, 2014

MERRILL LYNCH, PIERCE, FENNER & SMITH

                               INCORPORATED

As Representative of the several Underwriters

c/o	MERRILL LYNCH, PIERCE FENNER & SMITH

                                       INCORPORATED

One Bryant Park

New York, New York 10036

Ladies and Gentlemen:

Sabra Health Care Limited Partnership, a Delaware limited partnership, and Sabra Capital Corporation, a Delaware corporation (each, an “Issuer”, and together, the “Issuers”), both of which are wholly owned subsidiaries of Sabra Health Care REIT, Inc., a Maryland corporation (the “Company”), propose to jointly and severally issue and sell to the several underwriters named in Schedule A (the “Underwriters”), acting severally and not jointly, the respective amounts set forth in Schedule A of $350,000,000 aggregate principal amount of its 5.5% Senior Notes due 2021 (the “Notes”). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BAML”) has agreed to act as representative of the several Underwriters (in such capacity, the “Representative”) in connection with the offering and sale of the Notes.

The Notes will be issued pursuant to an indenture dated as of May 23, 2013, as supplemented by a third supplemental indenture, to be dated January 23, 2014 (the “Indenture”), among the Issuers, the Company and certain of the Company’s direct and indirect subsidiaries and Wells Fargo Bank, N.A., as trustee (the “Trustee”). The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”).

The payment of principal of, premium, if any, and interest on the Notes will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by the Company and certain of the Company’s direct and indirect subsidiaries identified on Schedule C attached hereto, and their respective successors and assigns.

The entities that provide guarantees of the Notes (the “Guarantees”) at any time are herein collectively referred to as the “Guarantors”; the Notes and the Guarantees attached thereto are herein collectively referred to as the “Securities.”

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-188696), which contains a base prospectus, relating to certain securities, including the Securities, to be issued from time to time by the Company, the Issuers and the Guarantors. Such registration statement, as amended, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in or incorporated by reference in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) or deemed to be a part of such registration statement pursuant to Rule 430B under the Securities Act, is called the “Registration Statement.” The Company has prepared a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) to the base prospectus included as part of the Registration Statement. The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such base prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is called the “Prospectus.” The Company will furnish to the Underwriters, for use by the Underwriters, copies of the Prospectus. Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of the Rule 462(b) Registration Statement the term “Registration Statement” shall include the Rule 462(b) Registration Statement. As used herein, “Preliminary Prospectus” means any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act. As used herein, “Applicable Time” is 3:00 p.m. (New York City time) on January 8, 2014. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Preliminary Prospectus, together with the free writing prospectuses, if any, identified in Schedule B hereto (including any orally communicated pricing information), and each “Road Show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made without restriction to any person. As used herein, the terms “Registration Statement,” “Rule 462(b) Registration Statement,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein. All references in this Underwriting Agreement (this “Agreement”) to amendments or supplements to the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) which is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus, as

the case may be. All references in this Agreement to (i) the Registration Statement, the 462(b) Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Securities as contemplated by Section 3(m) of this Agreement.

All references in this Agreement to financial statements and schedules and other information that are “contained,” “included” or “stated” in the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information of the Company and its subsidiaries that is or is deemed to be incorporated by reference in the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus, as the case may be.

The Issuers and the Guarantors hereby confirm their agreements with the Underwriters as follows:

Section 1. Representations and Warranties. Each of the Issuers and each of the Guarantors, jointly and severally, hereby represents and warrants to each Underwriter, as of the date of this Agreement and as of the Closing Date (as hereinafter defined), as follows:

(a) Compliance with Registration Requirements. The Registration Statement became effective when filed with the Commission under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company or the Issuers, are threatened by the Commission.

The Preliminary Prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), were identical to the copies thereof delivered to the Underwriters for use in connection with the offer and sale of the Securities. Each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were filed with the Commission under the Exchange Act, complied in all material respects with the requirements of the Exchange Act. As of the Applicable Time, the Time of Sale Prospectus (including any Preliminary Prospectus wrapper) did not, and at the Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Applicable Time, the Time of Sale Prospectus (including any Preliminary Prospectus wrapper), together with each Road Show, if any, did not, and at the Closing Date, the Time of Sale Prospectus, together with each Road Show, if any, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus (including any Prospectus wrapper), as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto or any Road Show, made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein, it being understood and agreed that the only such information furnished by the Representative to the Company consists of the information described in Section 9(b) below. There are no contracts or other documents required to be described in the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

Each of the Issuers is not an “ineligible issuer” in connection with the offering of the Securities pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities did not, does not and will not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement, the Prospectus or the Preliminary Prospectus, including any document incorporated by reference therein, that has not been superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule B hereto, and electronic road shows, if any, furnished to you before first use, each of the Issuers and the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(b) Offering Materials Furnished to Underwriters. The Company has delivered to the Representative a complete copy of the Registration Statement, each amendment thereto and any Rule 462(b) Registration Statement and each opinion, consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement, each amendment thereto and any Rule 462(b) Registration Statement (without exhibits) and the Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, as amended or supplemented, and any free writing prospectus reviewed and consented to by the Representative, in such quantities and at such places as the Representative has reasonably requested for each of the Underwriters.

(c) Distribution of Offering Material By the Company. The Company and the Issuers have not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Representative or the Registration Statement.

(d) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of each Issuer and each Guarantor, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles regardless of whether considered in a proceeding in equity or at law.

(e) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

(f) Indenture. The Indenture has been duly authorized by each Issuer and each Guarantor, and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture will have been duly executed and delivered by each Issuer and each Guarantor and the Indenture will constitute valid and legally binding obligations of each Issuer and each Guarantor, in each case enforceable against each Issuer and each Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles regardless of whether considered in a proceeding in equity or at law.

(g) Securities. The Securities have been duly authorized by each Issuer and each Guarantor, and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, such Securities will have been duly executed, issued and delivered by each Issuer and each Guarantor, and when duly authenticated by the Trustee in accordance with the Indenture, will conform in all material respects to the description of such Securities contained in the Applicable Prospectuses (as defined below) and such Securities will constitute valid and legally binding obligations of each Issuer and each Guarantor, in each case enforceable against each Issuer and each Guarantor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles regardless of whether considered in a proceeding in equity or at law, and will be entitled to the benefits provided by the Indenture.

(h) Guarantees. When the Notes are delivered and paid for pursuant to this Agreement on the Closing Date and issued, executed and authenticated in accordance with the terms of the Indenture, the Guarantee of each Guarantor will conform in all material respects to the description thereof contained in the Applicable Prospectuses.

(i) Trust Indenture Act. On the Closing Date, the Indenture will conform in all material respects to the requirements of the United States Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

(j) No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the properties, business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or other distribution of any kind declared, paid or made by the Company (other than regular quarterly cash dividends consistent with past practice) or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(k) Independent Accountants. PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) of the Company and its subsidiaries incorporated by reference in the Registration Statement and the Preliminary Prospectus, the Prospectus and Time of Sale Prospectus (each, an “Applicable Prospectus” and collectively, the “Applicable Prospectuses”), are (i) independent public or certified public accountants as required by the Securities Act and the Exchange Act and (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Exchange Act (“Regulation S-X”).

(l) Preparation of the Financial Statements. The financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and the Applicable Prospectuses present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules of the Company and its subsidiaries are required to be included or incorporated by reference in the Registration Statement or any Applicable Prospectus. The financial data set forth in each Applicable Prospectus under the column labeled “Actual” under the caption “Capitalization” fairly presents the information set forth therein as of the date referenced therein on a basis consistent with that of the financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and each Applicable Prospectus. The pro forma consolidated financial statements of the Company and its subsidiaries and the related notes thereto incorporated by reference in the Prospectus and in the Registration Statement present fairly the information contained therein, have been prepared in accordance with Article 11 of Regulation S-X with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained in the Registration Statement or any Applicable Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. No person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the PCAOB, has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data of the Company and its subsidiaries incorporated by reference in the Registration Statement and any Applicable Prospectus (it being agreed that the foregoing representation is made only to the Company’s and Issuers’ knowledge with respect to any person who is not a director, officer or employee of the Company or any of its subsidiaries). The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement or any Applicable Prospectus fairly presents the required information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(m) Genesis Financial Statements. The financial statements of Genesis HealthCare LLC (“Genesis”) filed with the Commission on Form 8-K and incorporated by reference in the Applicable Prospectuses have been provided by Genesis. The Company has not independently verified the information contained in such financial statements. The Company and the Issuers have no reason to believe and does not believe that such financial statements (i) do not present fairly the consolidated financial position of Genesis and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified; (ii) have not been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto; or (iii) require any other financial statements or supporting schedules to be included or incorporated by reference in the Registration Statement or any Applicable Prospectus. The information regarding Genesis in the Company’s Form 10-Q for the periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and in any Applicable Prospectus has been provided by Genesis. The Company has not independently verified this information. The Company and the Issuers have no reason to believe that such information is inaccurate in any material respect.

(n) Company’s Accounting System. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has not been and is no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and since December 31, 2012, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(o) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership, limited liability company or trust, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in each Applicable Prospectus and, in the case of the Issuers and the Guarantors, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation, partnership, limited liability company or trust, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interests of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Time of Sale Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and (ii) such other entities listed on Schedule D hereto. Each such entity listed on Schedule D does not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

(p) Capitalization. At September 30, 2013, on a consolidated basis, after giving pro forma as adjusted effect to the issuance and sale of the Securities pursuant hereto and the contemplated use of proceeds therefrom, the Company would have a capitalization as set forth in the Applicable Prospectuses under the caption “Capitalization.”

(q) Non-Contravention of Laws and Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in breach or violation of (A) its charter or bylaws, partnership agreement or operating agreement or similar organizational document, as applicable, (B) any applicable federal, state, local or foreign law, regulation or rule, except as would not, individually or in the aggregate, result in a Material Adverse Change, or (C) any applicable rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Global Select Market) or (ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or any of its subsidiaries), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except in the case of clauses (i)(C) and (ii) above, for such breaches, violations or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Issuers’ and Guarantors’ execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by each Applicable Prospectus and the issuance and sale of the Securities (i) have been duly authorized by all necessary action (corporate or other) and will not result in any violation of the provisions of the charter or bylaws, partnership agreement or operating agreement or similar organizational document of the Company or any subsidiary, as applicable, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any federal, state, local or foreign law, regulation or rule, administrative or court decree or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the Nasdaq Global Select Market) applicable to the Company or any subsidiary, except in the case of clauses (ii) and (iii), for those conflicts, breaches, defaults, Debt Repayment Triggering Events or violations that would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Issuers’ and Guarantors’ execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by each Applicable Prospectus, except filings as have been obtained or made by the Company and are in full force and effect under the Securities Act and applicable state securities or blue sky laws. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(r) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the Company’s or Issuers’ knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, such subsidiary or such officer or director, (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement or (C) any such action, suit or proceeding is or would be material in the context of the sale of the Securities. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company’s or Issuers’ knowledge, is threatened or imminent.

(s) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others. The Company and its subsidiaries are not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described therein. The Time of Sale Prospectus contains in all material respects the same description of the matters set forth in the preceding sentence contained in the Prospectus. None of the technology employed by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or any of its or its subsidiaries’ officers, directors or employees or otherwise in violation of the rights of any persons, except for such violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(t) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations, licenses or permits issued by the appropriate state, local, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, license or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

(u) Title to Properties. Except as disclosed in the Applicable Prospectuses, the Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(l) above (or elsewhere in any Applicable Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. Except as disclosed in the Applicable Prospectuses or listed on Schedule E hereto, none of the real property so owned by the Company or any of its subsidiaries (the “Real Property”) is subject to any options or rights of first refusal to purchase all or part of such real property or any interest therein. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(v) No Violation of Laws Pertaining to Real Properties. None of the Company or any of its subsidiaries knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any of the Real Property or any parts thereof, except for such violations which would not, individually or in the aggregate, materially and adversely affect the value of any such Real Property or the use or proposed use of any such Real Property by the Company, its subsidiaries or any tenant healthcare service facility operators. No written notice of any condemnation of or zoning change affecting the Real Properties or any parts thereof has been received, or, to the knowledge of the Company or the Issuers, threatened, that if consummated would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Each of the Real Properties complies with all applicable zoning laws, ordinances, regulations, development agreements, reciprocal easement agreements and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially and adversely affect the value, use or proposed use of any of the Real Properties and will not reasonably be expected to result in a forfeiture or reversion of title.

(w) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(l) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. No subsidiary of the Company that is a limited partnership or limited liability company has made an election under Section 7701 of the Internal Revenue Code of 1986, as amended (the “Code”), to change its default classification for federal income tax purposes, except for any taxable REIT subsidiary (TRS) of the Company formed in the ordinary course of business of the Company that has been organized as a limited partnership or limited liability company.

(x) Company Not an “Investment Company”. The Issuers and the Guarantors are not, and will not be, either after receipt of payment for the Securities or after the application of the proceeds therefrom as described under “Use of Proceeds” in each Applicable Prospectus, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y) Insurance. Each of the Company and its subsidiaries are insured with policies in such amounts and with such deductibles and covering such risks as it reasonably deems adequate for their businesses, and the real property owned by the Company and its subsidiaries is appropriately insured by institutions the Company and the Issuers reasonably believe to be financially sound. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(z) Absence of Manipulation. Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries whether to facilitate the sale or resale of the Securities or otherwise.

(aa) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in each Applicable Prospectus which have not been described as required in all material respects. The Time of Sale Prospectus contains in all material respects the same description of the matters set forth in the preceding sentence contained in the Prospectus. Neither the Company nor any of its subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company and/or such subsidiary except for such extensions of credit as are permitted by Section 13(k) of the Exchange Act.

(bb) [Reserved.]

(cc) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement and each Applicable Prospectus are based on or derived from sources that (i) the Company and the Issuers have no reason to believe are unreliable or inaccurate or (ii) represent the Company’s and Issuers’ good faith estimates that are made on the basis of data derived from such sources.

(dd) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the Company’s or Issuers’ knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement and each Applicable Prospectus.

(ee) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. The Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff) Compliance with Environmental Laws. Except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, or (iii) there are no pending or, to the Company’s or Issuers’ knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries.

(gg) ERISA Compliance. Except as otherwise disclosed in the Time of Sale Prospectus, the Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance with ERISA, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. “ERISA

Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee pension benefit plan” (as defined under ERISA) established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee pension benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee pension benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). None of the Company, its subsidiaries or any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee pension benefit plan” or (ii) Sections 412, 4971 or 4975 of the Code or (iii) Section 4980B of the Code as a result of a failure to comply with such Section. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, each “employee pension benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(hh) Brokers. Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company or any of its subsidiaries any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(ii) Dividend Restrictions. Except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus and except for limitations imposed with respect to the frequency (but not the amount) of dividends that may be paid by those certain six subsidiaries of the Company with outstanding indebtedness owed to the U.S. Department of Housing and Urban Development, no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company or any other subsidiary of the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or any other subsidiary of the Company or from transferring any property or assets to the Company or to any other subsidiary of the Company.

(jj) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or the Issuers, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company and the Issuers, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA.

(kk) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ll) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company and the Issuers will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or to fund any activities of or business with any person in any country or territory that, at the time of such funding, is subject to any U.S. sanctions administered by OFAC.

(mm) REIT Status. Commencing with the Company’s taxable year beginning January 1, 2011, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Code; and the current and proposed method of operation for the Company and its subsidiaries as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(nn) Accurate Disclosure. The statements set forth in the Applicable Prospectuses under the captions “Description of Notes,” “Material United States Federal Income Tax Considerations,” “United States Federal Income Tax Considerations” and “Description of Other Indebtedness,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate summaries of such legal matters, agreements, documents or proceedings in all material respects.

(oo) Regulations T, U, X. None of the Issuers or the Guarantors or any agents thereof acting on their behalf has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

(pp) Solvency. The Company is, and as of the Closing Date, immediately after giving effect to the issuance of the Securities, each of the Issuers and the Guarantors will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such entity is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such entity is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such entity is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such entity does not have unreasonably small capital.

(qq) Ratings. No “nationally recognized statistical rating organization”, as such term is defined in Section 3(a)(62) of the Exchange Act, (i) has imposed (or has informed any Issuer or any Guarantor that it is considering imposing) any condition (financial or otherwise) on any of the Issuers’ or any Guarantor’s retaining any rating assigned to such entity or (ii) has indicated to any Issuer or Guarantor that it is considering any of the actions described in Section 6(c)(ii) of this Agreement.

Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or such subsidiary, as the case may be, to each Underwriter as to the matters covered thereby.

The Issuers and the Guarantors acknowledge that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2. Purchase, Sale and Delivery of the Securities.

(a) The Securities. Upon the terms herein set forth, each of the Issuers and the Guarantors agrees to issue and sell to the several Underwriters, severally and not jointly, all of the Securities, and the Underwriters agree, severally and not jointly, to purchase from the Issuers and the Guarantors the aggregate principal amount of Securities set forth opposite their names on Schedule A, at a purchase price of 98% of the principal amount thereof, in each case on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth.

(b) The Closing Date. Delivery of certificates for the Securities in definitive form to be purchased by the Underwriters and payment therefor shall be made at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, NY 10019 (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York City time, on January 23, 2014, or such other time and date as the Representative shall designate by notice to the Company (the time and date of such closing are called the “Closing Date”). The Company hereby acknowledges that the Representative and the Company may mutually agree to postpone the Closing Date or as contemplated by the provisions of Section 11 hereof.

(c) Public Offering of the Securities. The Representative hereby advises the Company and the Issuers that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Time of Sale Prospectus and the Prospectus, their respective portions of the Securities as soon after this Agreement has been executed as the Representative, in its sole judgment, has determined is advisable and practicable.

(d) Payment for the Securities. Payment for the Securities shall be made at the Closing Date by wire transfer of immediately available funds to the order of the Company. It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for the Securities.

(e) Delivery of the Securities. The Issuers shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representative may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Section 3. Additional Covenants. Each of the Issuers and the Guarantors, jointly and severally, further covenants and agrees with each Underwriter as follows:

(a) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company and the Issuers shall furnish to you, without charge, as many copies of the Registration Statement, any amendments thereto and any Rule 462(b) Registration Statement (including exhibits thereto) as the Representative may reasonably request, and for delivery to each other Underwriter a conformed copy of the Registration Statement, any amendments thereto and any Rule 462(b) Registration Statement (without exhibits thereto) and shall furnish to you in New York City, without charge, prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and during the period mentioned in Section 3(e) or 3(f) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Representative’s Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement (including any Rule 462(b) Registration Statement), the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus, the Company and the Issuers shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and the Company shall not file or use any such proposed amendment or supplement without the Representative’s consent (not to be unreasonably withheld or delayed), and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) Free Writing Prospectuses. The Company and the Issuers shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Issuers and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Representative’s consent (not to be unreasonably withheld or delayed). The Company and the Issuers shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Securities (but in any event if at any time through and including the Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company or the Issuers conflicted or would conflict with the information contained in the Registration Statement or, when taken together with the Registration Statement, included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus and the Company shall not file, use or refer to any such amended or supplemented free writing prospectus without the Representative’s consent.

(d) Filing of Underwriter Free Writing Prospectuses. Neither the Company nor the Issuers shall take any action that would result in an Underwriter, the Company or an Issuer being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriters that the Underwriters otherwise would not have been required to file thereunder.

(e) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of

Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company and the Issuers shall (subject to Sections 3(b) and 3(c)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act.

(f) Securities Act Compliance. After the date of this Agreement, the Company and the Issuers shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement, any Rule 462(b) Registration Statement or any amendment or supplement to the Preliminary Prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement or any Rule 462(b) Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, any Rule 462(b) Registration Statement or any amendment or supplement to the Preliminary Prospectus, the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of the Preliminary Prospectus, the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation any of the Company’s securities from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time, the Company and the Issuers will use their reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b), Rule 433 and Rule 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 are made in a timely manner.

(g) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Underwriters it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 3(b) and 3(c)) to promptly prepare, file with the Commission and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act. Neither the Representative’s consent to, nor delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s or the Issuers’ obligations under Sections 3(b) or (c).

(h) Blue Sky Compliance. Each of the Issuers and the Guarantors shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial securities laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. None of the Company, any Issuer or Guarantor shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company and the Issuers will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuers and the Guarantors shall use its reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(i) Use of Proceeds. The Company and the Issuers shall apply the net proceeds from the sale of the Securities sold by the Issuers in the manner described under the caption “Use of Proceeds” in each Applicable Prospectus.

(j) The Depositary. The Issuers will cooperate with the Underwriters and use their reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(k) Earnings Statement. As soon as reasonably practicable, but in any event no later than fifteen months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Securities Act), the Company will make generally available to its security holders and to the Representative an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the effective date of the Registration Statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(l) Exchange Act Compliance. The Company and Issuers shall file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(m) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. The Company and the Issuers shall cause to be prepared and delivered, at their expense, within one business day from the effective date of this Agreement, to the Representative and the other Underwriters an “electronic Prospectus” to be used by the Underwriters in connection with the offering and sale of the Securities. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative that may be transmitted electronically by the Representative and the other Underwriters to offerees and purchasers of the Securities; (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow investors to store and have continuously ready access to the Time of Sale Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(n) Agreement Not to Offer or Sell Additional Securities. During the period of 90 days immediately following the date hereof, the Company and the Issuers will not, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or the Issuers or securities exchangeable for or convertible into debt securities of the Company or the Issuers (other than as contemplated by this Agreement). For the avoidance of doubt, neither the Company nor any of the Issuers will be prohibited by this Section 3(n) from refinancing existing bank or mortgage debt, expanding or drawing down on its revolving credit facility, assuming debt in connection with transactions or undertaking other actions in the 90 days following the date hereof that affect the Company’s debt not represented by debt securities of the Company or the Issuers.

(o) Future Reports to the Representative. For so long as the delivery of a prospectus is required in connection with the offer and sale of the Securities, the

Company and the Issuers will furnish to BAML: (i) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company and the Issuers with the Commission, FINRA or any securities exchange; and (ii) as soon as available, copies of any report or communication of the Company and Issuers mailed generally to holders of their capital stock; provided that, in each case, the Company and Issuers will be deemed to have furnished the foregoing documents as required by this Section to the extent they are filed with the Commission and publicly accessible on EDGAR.

(p) Absence of Manipulation. Neither the Company nor any of its subsidiaries will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries whether to facilitate the sale or resale of the Securities or otherwise.

(q) Term Sheet. The Company and the Issuers will prepare, or cause to be prepared, a final term sheet relating to the Securities, containing only information that describes the final terms of the Securities and otherwise in a form consented to by the Representative, and will file such final term sheet within the period required by Rule 433(d)(5)(ii) following the date such final terms have been established for the offering of the Securities. Any such final term sheet is a free writing prospectus for purposes of this Agreement. The Company and the Issuers will furnish to each Underwriter, without charge, copies of any such final term sheet promptly upon its completion. The Company and Issuers also consent to the use by any Underwriter of a free writing prospectus that contains only (i)(x) information describing the preliminary terms of the Securities or their offering or (y) information that describes the final terms of the Securities or their offering and that is included in the final term sheet of the Company contemplated in the first sentence of this subsection or (ii) other information that is not “issuer information”, as defined in Rule 433.

Section 4. Payment of Expenses. Each Issuer and each Guarantor agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Underwriters, (iii) all fees and expenses of the Company’s and Issuers’ counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and the Issuers, and the Preliminary Prospectus, and all amendments and supplements thereto, and this Agreement, the Indenture and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Issuers, the Guarantors or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Underwriters (including, without limitation, the cost of preparing and printing a “Canadian wrapper”, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions), (vi) to the extent agreed with the Trustee, the fees and expenses of the Trustee, including all fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities, (vii) any fees payable in connection with the rating of the Securities with the ratings agencies, (viii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, FINRA’s review, if any, and approval of the Underwriters’ participation in the offering and distribution of the Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Guarantors in connection with the approval of the Securities by the Depositary for “book-entry” transfer, and the performance of the Issuers and the Guarantors of their respective obligations under this Agreement, (x) the costs and expenses of the Company and the Issuers relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives, employees and officers of the Company and of the Representative and any such consultants and 50% of the cost of any aircraft chartered in connection with the road show and (xi) all other fees, costs and expenses of the nature referred to in Item 14 of Part II of the Registration Statement. Except as provided in this Section 4, Section 7, Section 9 and Section 10 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5. Covenant of the Underwriters. Each Underwriter severally and not jointly, covenants with the Company and the Issuers not to take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.

Section 6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuers and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made, to the timely performance by the Issuers and the Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

(a) Accountants’ Comfort Letter, etc. On the date hereof, the Representative shall have received from PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company and the Issuers, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative,

(i) containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Accounting Standards Update No. 634 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus, Time of Sale Prospectus, and each free writing prospectus, if any, and, with respect to each letter dated the date hereof only, the Prospectus (and the Representative shall have received an additional conformed copy of such accountants’ letter for each of the several Underwriters), and (ii) confirming that they are (A) independent public or certified public accountants as required by the Securities Act and the Exchange Act and (B) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X.

(b) Compliance with Registration Requirements; No Stop Order. For the period from and after effectiveness of this Agreement and prior to the Closing Date:

(i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430B, and such post-effective amendment shall have become effective; and

(ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or, to the Company’s or Issuers’ knowledge, threatened by the Commission.

(c) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and through and including the Closing Date:

(i) in the judgment of the Representative there shall not have occurred any Material Adverse Change; and

(ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act.

(d) Opinion of Counsel for the Company and the Issuers. On the Closing Date the Representative shall have received the opinion of:

(i) O’Melveny & Myers LLP, counsel for the Company and the Issuers, dated as of the Closing Date, in form and substance satisfactory to the Representative (and the Representative shall have received an additional signed copy of such counsel’s legal opinion for each of the several Underwriters);

(ii) Fried, Frank, Harris, Shriver & Jacobson LLP, special counsel for the Company and the Issuers, dated as of the Closing Date, in form and substance satisfactory to the Representative (and the Representative shall have received an additional signed copy of such counsel’s legal opinion for each of the several Underwriters); and

(iii) Venable LLP, counsel for the Company, dated as of the Closing Date, in form and substance satisfactory to the Representative (and the Representative shall have received an additional signed copy of such counsel’s legal opinion for each of the several Underwriters).

(e) Opinion of Counsel for the Texas Guarantors. On the Closing Date the Initial Purchasers shall have received the favorable opinion of Andrews Kurth LLP, counsel for the Guarantors organized under the laws of the State of Texas, dated as of the Closing Date, in form and substance satisfactory to the Representative.

(f) Opinion of Counsel for the Underwriters. On the Closing Date the Representative shall have received the opinion of Cravath, Swaine & Moore LLP, counsel for the Underwriters, in form and substance satisfactory to the Representative, dated as of the Closing Date.

(g) Officers’ Certificate. On the Closing Date the Representative shall have received a written certificate executed by the Chief Executive Officer or President of the Company and the Chief Financial Officer of the Company, dated as of the Closing Date, to the effect set forth in subsections (b)(ii) and (c)(ii) of this Section 6, and further to the effect that:

(i) for the period from and including the date of this Agreement through and including the Closing Date, there has not occurred any Material Adverse Change;

(ii) the respective representations, warranties and covenants of the Issuers and the Guarantors set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

(iii) the Issuers and the Guarantors have complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(h) Bring-down Comfort Letter. On the Closing Date the Representative shall have received from PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company and the Issuers, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 6, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date (and the Representative shall have received an additional conformed copy of such accountants’ letter for each of the several Underwriters).

(i) Rule 462(b) Registration Statement. In the event that a Rule 462(b) Registration Statement is filed in connection with the offering contemplated by this Agreement, such Rule 462(b) Registration Statement shall have been filed with the Commission on the date of this Agreement and shall have become effective automatically upon such filing.

(j) Additional Documents. On or before the Closing Date, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably request for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Issuers and the Guarantors in connection with the issuance and sale of the Securities as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(k) Authentication Order. The Issuers shall have executed and delivered an Authentication Order (as defined in the Indenture) pursuant to the Indenture with respect to the Notes, in form and substance reasonably satisfactory to the Underwriters, and the Underwriters shall have received executed copies thereof.

(l) Ratings Letters. The Company shall have delivered to the Representative letters from Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., assigning a rating to the Notes, to the extent such letters have been received by the Company prior to the Closing Date.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

Section 7. Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representative pursuant to Section 6, Section 8, Section 11 or Section 12, or if the sale to the Underwriters of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Issuers to perform any agreement herein or to comply with any provision hereof, the Company and the Issuers agree to reimburse the Representative and the other Underwriters (other than any defaulting Underwriter in the case of a termination under Section 11), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 8. Effectiveness of this Agreement. This Agreement shall become effective upon the execution of this Agreement by the parties hereto.

Section 9. Indemnification.

(a) Indemnification of the Underwriters. Each Issuer and each Guarantor, jointly and severally, agrees to indemnify and hold harmless each Underwriter, its officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Time of Sale Prospectus, any Road Show or any free writing prospectus that the Company or the Issuers have used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i) or (ii) above; and to reimburse each Underwriter and each such officer, employee, agent and controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are reasonably incurred by such Underwriter or such officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company by the Representative expressly for use in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus, any Road Show, any such free writing prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Representative to the Company consists of the information described in subsection (b) below. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Issuers or the Guarantors may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each Issuer and each Guarantor, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls either Issuer or any Guarantor, as applicable, within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which either Issuer or any Guarantor, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus, any Road Show, any free writing prospectus that the Company or the Issuers have used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or such amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus, such Road Show, such free writing prospectus that the Company or Issuers have used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company by the Representative expressly for use therein; and to reimburse each Issuer or any Guarantor, or any such director, officer or controlling person for any legal and other expense reasonably incurred by either Issuer or any Guarantor, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Issuers and the Guarantors hereby acknowledges that the only information that the Representative and the Underwriters have furnished to the Company expressly for use in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus, any Road Show, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the first paragraph under the caption “Underwriting—Commissions and Discounts” in the Company’s Preliminary Prospectus Supplement dated January 8, 2014 and the Prospectus Supplement dated January 8, 2014 relating to the offering of the Securities. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 9 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Representative (in the case of counsel for the indemnified parties referred to in Section 9(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 9(b) above)), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements. The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 9(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

Section 10. Contribution. If the indemnification provided for in Section 9 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers and the Guarantors, as applicable, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, as applicable, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers, and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate public offering price of the Securities as set forth on such cover. The relative fault of the Issuers and the Guarantors, as applicable, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors, as applicable, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 9(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The provisions set forth in Section 9(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 10; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9(c) for purposes of indemnification.

The Issuers, the Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 10.

Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their respective names on Schedule A. For purposes of this Section 10, each officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of each Issuer and Guarantor, as applicable, each officer of the Company who signed the Registration Statement, and each person, if any, who controls any of the Issuers or Guarantors, as applicable, with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuers and the Guarantors, as applicable.

Section 11. Default of One or More of the Several Underwriters. If, on the Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate number of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the Representative may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the other Underwriters shall be obligated, severally and not jointly, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on such date, and arrangements satisfactory to the

Representative and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Section 4, Section 7, Section 9 and Section 10 shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 11. Any action taken under this Section 11 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 12. Termination of this Agreement. Prior to the purchase of the Securities by the Underwriters on the Closing Date this Agreement may be terminated by the Representative by notice given to the Company if at any time (i) trading in any of the Company’s securities shall have been suspended or limited by the Commission or by the Nasdaq Global Select Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable to enforce contracts for the sale of Securities; (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change; or (v) the Company or any of its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company and its subsidiaries regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 12 shall be without liability on the part of (a) the Company to any Underwriter, except that the Company shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Sections 4 and 7 hereof, (b) any Underwriter to the Company, or (c) of any party hereto to any other party except that the provisions of Section 9 and Section 10 shall at all times be effective and shall survive such termination.

Section 13. No Advisory or Fiduciary Relationship. Each of the Issuers and Guarantors acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Issuers and Guarantors, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Issuers, Guarantors, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of any Issuer or Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Issuers or Guarantors on other matters) and no Underwriter has any obligation to any Issuer or Guarantor with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Issuers and Guarantors, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Issuers and Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

Section 14. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Issuers and the Guarantors, of their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Issuers, Guarantors or any of their or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

Section 15. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:

Merrill Lynch, Pierce, Fenner & Smith

                       Incorporated

50 Rockefeller Plaza

New York, New York 10020

Facsimile: (212) 901-7897

Attention: High Yield Legal Department

with a copy to:

Cravath, Swaine & Moore LLP

825 Eighth Avenue

New York, New York 10019

Facsimile: (212) 474-3700

Attention: William J. Whelan III

If to the Company, the Issuers or the Guarantors:

Sabra Health Care REIT, Inc.

18500 Von Karman Avenue, Suite 550

Irvine, California 92612

Facsimile: (949) 679-8868

Attention: Richard K. Matros

with a copy to:

O’Melveny & Myers LLP

610 Newport Center Drive, 17th Floor

Newport Beach, California 92660

Facsimile: (949) 823-6994

Attention: Andor D. Terner

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 16. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 11 hereof, and to the benefit of the employees, agents, officers and directors and controlling persons referred to in Section 9 and Section 10, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.

Section 17. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 18. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 9 and the contribution provisions of Section 10, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 9 and 10 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company and the Issuers, their affairs and their business in order to assure that adequate disclosure has been made in the Registration Statement, the Preliminary Prospectus, the Time of Sale Prospectus, each Road Show, each free writing prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

[Signature pages follow]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

SABRA HEALTH CARE REIT, INC., in its individual capacity and as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
Name: Harold W. Andrews, Jr.
Title: Executive Vice President, Chief Financial Officer and Secretary

SABRA HEALTH CARE LIMITED PARTNERSHIP

By: SABRA HEALTH CARE REIT, INC., its General Partner,

By:	/s/ Harold W. Andrews, Jr.
Name: Harold W. Andrews, Jr.
Title: Executive Vice President, Chief Financial Officer and Secretary

SABRA CAPITAL CORPORATION

By:	/s/ Harold W. Andrews, Jr.
Name: Harold W. Andrews, Jr.
Title: Chief Financial Officer and Secretary

SABRA HEALTH CARE LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA HEALTH CARE HOLDINGS I, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA HEALTH CARE HOLDINGS II, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

ORCHARD RIDGE NURSING CENTER LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

NEW HAMPSHIRE HOLDINGS LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

OAKHURST MANOR NURSING CENTER LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SUNSET POINT NURSING CENTER LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

CONNECTICUT HOLDINGS I LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

WEST BAY NURSING CENTER LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

HHC 1998-1 TRUST, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

NORTHWEST HOLDINGS I LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

395 HARDING STREET, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

1104 WESLEY AVENUE, LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

KENTUCKY HOLDINGS I, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA LAKE DRIVE, LLC (FKA PEAK MEDICAL OKLAHOMA HOLDINGS-LAKE DRIVE, INC.), as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

BAY TREE NURSING CENTER LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA HEALTH CARE HOLDINGS III, LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA HEALTH CARE HOLDINGS IV, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA IDAHO, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA CALIFORNIA II, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA NEW MEXICO, LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA CONNECTICUT II, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA OHIO, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA KENTUCKY, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA NC, LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA TEXAS PROPERTIES, L.P., as a Guarantor

By: Sabra Texas GP, LLC, its General Partner

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA TEXAS GP, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA TEXAS HOLDINGS, L.P., as a Guarantor

By: Sabra Texas Holdings GP, LLC, its General Partner

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA TEXAS HOLDINGS GP, LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA HEALTH CARE DELAWARE, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA HEALTH CARE VIRGINIA, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA HEALTH CARE PENNSYLVANIA, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA HEALTH CARE NORTHEAST, LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA PHOENIX TRS VENTURE, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA MICHIGAN, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA ALPENA LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA CADILLAC LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA GAYLORD LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA GREENVILLE LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA MANISTEE LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA MASON LLC,
as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA MECOSTA LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA MIDLAND LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA TAWAS LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA TEXAS PROPERTIES II, L.P.,
as a Guarantor

By: SABRA TEXAS GP, LLC, its General Partner

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

SABRA PHOENIX WISCONSIN, LLC, as a Guarantor

By:	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Chief Financial Officer and Secretary

The foregoing Agreement is hereby confirmed and accepted by the Representative in New York, New York as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                               INCORPORATED

Acting as Representative of the

several Underwriters named in

the attached Schedule A.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH

                                     INCORPORATED

By	/s/ Sam Baruch
Name: Sam Baruch
Title: Director

SCHEDULE A

Underwriters	Aggregate Principal Amount of Securities to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$70,000,000
Barclays Capital Inc.	$70,000,000
Citigroup Global Markets Inc.	$70,000,000
RBS Securities Inc.	$70,000,000
Credit Agricole Securities (USA) Inc.	$35,000,000
Raymond James & Associates, Inc.	$17,500,000
Stifel, Nicolaus & Company, Incorporated	$17,500,000
Total	$350,000,000

A-1

SCHEDULE B

Schedule of Free Writing Prospectuses included in the Time of Sale Prospectus

1. Final term sheet, dated January 8, 2014.

B-1

SCHEDULE C

Name	State or Other Jurisdiction of Incorporation or Organization
Sabra Health Care, L.L.C.	Delaware
Sabra Health Care Holdings I, LLC	Delaware
Sabra Health Care Holdings II, LLC	Delaware
Orchard Ridge Nursing Center LLC	Massachusetts
New Hampshire Holdings, LLC	Delaware
Oakhurst Manor Nursing Center LLC	Massachusetts
Sunset Point Nursing Center LLC	Massachusetts
Connecticut Holdings I, LLC	Delaware
West Bay Nursing Center LLC	Massachusetts
HHC 1998-1 Trust	Massachusetts
Northwest Holdings I, LLC	Delaware
395 Harding Street, LLC	Delaware
1104 Wesley Avenue, LLC	Delaware
Kentucky Holdings I, LLC	Delaware
Sabra Lake Drive, LLC	Delaware
Bay Tree Nursing Center LLC	Massachusetts
Sabra Health Care Holdings III, LLC	Delaware
Sabra Health Care Holdings IV, LLC	Delaware
Sabra Idaho, LLC	Delaware
Sabra California II, LLC	Delaware
Sabra New Mexico, LLC	Delaware
Sabra Connecticut II, LLC	Delaware
Sabra Ohio, LLC	Delaware
Sabra Kentucky, LLC	Delaware
Sabra NC, LLC	Delaware
Sabra Texas Properties, L.P.	Texas
Sabra Texas GP, LLC	Texas
Sabra Texas Holdings, L.P.	Texas
Sabra Texas Holdings GP, LLC	Texas
Sabra Health Care Virginia, LLC	Delaware
Sabra Health Care Pennsylvania, LLC	Delaware
Sabra Health Care Northeast, LLC	Delaware
Sabra Health Care Delaware, LLC	Delaware
Sabra Phoenix TRS Venture, LLC	Delaware
Sabra Health Care Frankenmuth, LLC	Delaware
Sabra Michigan, LLC	Delaware
Sabra Alpena LLC	Delaware
Sabra Cadillac LLC	Delaware
Sabra Gaylord LLC	Delaware
Sabra Greenville LLC	Delaware
Sabra Manistee LLC	Delaware
Sabra Mason LLC	Delaware
Sabra Mecosta LLC	Delaware
Sabra Midland LLC	Delaware
Sabra Tawas LLC	Delaware
Sabra Phoenix Wisconsin, LLC	Delaware
Sabra Texas Properties II, L.P.	Texas

C-1

SCHEDULE D

Name	State or Other Jurisdiction of Incorporation or Organization
Sabra Crown Indianapolis, LLC	Delaware
Sabra Corrales Preferred Equity, LLC	Delaware
Sabra Deer Lodge, LLC	Delaware
Sabra McKinley, LLC	Delaware
Sabra Missouri River, LLC	Delaware
Sabra TRS Phoenix Venture II, LLC	Delaware
Sabra San Juan, LLC	Delaware
Sabra New Dawn Colorado Springs, LLC	Delaware
Frisco Square Boulevard Medical Master Condominium	Texas

D-1

SCHEDULE E

1.	Creekside Senior Living, Green Bay, Wisconsin
2.	Windcrest Alzheimer’s Care Center, Waco, Texas
3.	Wesley Woods Alzheimer’s Care Center, Abilene, TX
4.	Clara Burke, Plymouth Meeting, PA
5.	Warrington, Warrington, PA

E-1